WPALM/47867_1.DOC
EXHIBIT 10.22         SECOND MODIFICATION OF TERM LOAN
                     REVOLVING CREDIT AND SECURITY AGREEMENT

        THIS AGREEMENT is made as of the 30TH day of October, 1996, by and between SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association (the "Lender"), ABLE TELCOM HOLDING CORP., a Florida corporation (the "Borrower") , TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, TRANSPORTATION SAFETY CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, ABLE COMMUNICATIONS SERVICES, INC., formerly known as BCD COMMUNICATIONS, INC., a Florida corporation and TIPCO, INC., a Florida corporation (singularly an "Existing Guarantor" and collectively the "Existing Guarantors"), and TELECOMMUNICATIONS SERVICES GROUP, INC., a Florida corporation, TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation, and GEORGIA ELECTRIC COMPANY, a Georgia corporation, (singularly a "New Guarantor" and collectively the "New Guarantors" and collectively with the Existing Guarantors the "Guarantors"), CABLE COMMUNICATIONS GROUP, INC., a Florida corporation, COMMUNICATIONS DEVELOPMENT GROUP, INC., a Florida corporation, ABLE WIRELESS, INC., a Florida corporation, NEUROTECHNOLOGY, INC., a Florida corporation and H.C. CONNELL, INC., a Florida corporation (singularly a "New Subsidiary" and collectively the "New Subsidiaries").

                                   WITNESSETH:

        WHEREAS, Lender, Borrower and Existing Guarantors entered into a Term Loan, Revolving Credit and Security Agreement dated as of November 29, 1995, as amended by Modification of Term Loan Revolving Credit and Security Agreement dated as of May 30, 1996 (the "Loan Agreement") in connection with which Lender made available to Borrower the Loans which are evidenced and secured by the Loan Documents; and

        WHEREAS, the Loan Agreement provides that all Subsidiaries of Borrower will join in the Loan Agreement as Guarantors and to pledge the Collateral owned by those Subsidiaries to the Lender as security for the Loans and Borrower has acquired or created the New Guarantors and the New Subsidiaries and Lender has required that the New Guarantors join in the Loan Agreement as Guarantors and the New Subsidiaries join to acknowledge their agreement to join the Loan Agreement as Guarantors if required by Lender; and

        WHEREAS, Borrower has requested an additional $1,500,000 loan from Lender (the "New Loan") which is to be evidenced by a new $1,500,000 promissory note (the "New Note") which is to be secured by the Loan Agreement and a lien on the Collateral, including, without limitation, the Collateral owned by the New Guarantors; and

        WHEREAS, Lender, Borrower and the Guarantors have agreed to amend the Loan Agreement to evidence the New Guarantors' joinder in the Loan Agreement, to evidence the pledge of the Collateral owned by the New Guarantors, to acknowledge that the New Loan is secured by the Loan Documents and to otherwise ratify and confirm the terms of the Loan Agreement; and

        NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantors agree as follows:

        1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meaning when used herein unless the context herein shall require otherwise.

        2. JOINDER. The New Guarantors execute this Agreement to evidence their joinder in the Loan Agreement as Guarantors subject to all the terms and obligations of a Guarantor under the Loan Agreement, including, without limitation, the imposition of the liens and security interests created by the Loan Documents on the Collateral now or hereafter owned by the New Guarantors. The New Subsidiaries join in this Agreement to acknowledge their obligation and agreement to join in the Loan Agreement as Guarantors and to provide Guarantees if and when required by Lender.

        3. SUBSIDIARIES. Section 6.20 is hereby amended by addition of the following:

               In no event shall Borrower or any Guarantor advance any funds to any New Subsidiary, including, without limitation, funding the operations of any New Subsidiary or directly or indirectly guarantee any indebtedness of any New Guarantor without the prior written consent of Lender.

        4. ADDITIONAL DEBT. The Borrower and the Guarantors hereby acknowledge that the New Loan is included in the Indebtedness secured by the Loan Documents, the New Loan is included in the Loans and that the New Note, this Agreement and any documents executed in connection therewith are included in the Loan Documents.

        5. GUARANTY AGREEMENTS. Existing Guarantors hereby ratify and confirm the continuing validity of the Guaranty Agreements and any other documents or agreements given by any Existing Guarantor in connection with the Loan Documents notwithstanding the amendments to the Loan Agreement contained herein and hereby further consent to such amendments.

        6. NO DEFAULT. Borrower and Guarantors hereby warrant and represent to Lender that, after giving effect to this Agreement, Borrower and Guarantors are in compliance with all provisions of the Loan Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a default or Event of Default.

        7.     MISCELLANEOUS.

               (a) This agreement shall be governed by and construed in accordance with the law of the State of Florida. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorney's fees from the non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Loan Agreement shall continue in full force and effect as modified by this Agreement. In the event the terms of this Agreement conflict with the terms of the Loan Agreement, the terms of this Agreement shall control.

               (b) This Agreement constitutes the entire agreement among the parties hereto concerning the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understandings, negotiations and discussions, both written and oral, are merged into this Agreement. Except as hereinabove specifically amended, all other provisions of the Loan Agreement and each of the other Loan Documents amended hereby shall remain unchanged and in full force and effect.
        Without limiting the generality of any of the provisions of this Agreement, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Loan Agreement or any of the Loan Documents as amended hereby.

               (c) This Agreement may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

               (d) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors and the Lender and their respective heirs, legal representatives, executors, successors and assigns.

        8. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE BORROWER AND THE GUARANTORS HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDER AND EACH OF THE LENDER'S RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDER OR ANY ONE OR MORE OF THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE LOAN AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

        9. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTORS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, EACH OF THE BORROWER AND THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

        IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this agreement to be executed as of the day and year set forth above.

Witnesses:                                  LENDER:
                                            SUNTRUST BANK, SOUTH
                                            FLORIDA, N.A., a national banking
                                            association

/s/ DANIEL OSBORNE                          By:  /S/ JEFFREY WOLFE
------------------                          ----------------------
Print Name: DANIEL OSBORNE                  Print Name: Jeffrey Wolfe
                                            Its:  VICE PRESIDENT
/S/ROSEMARIE MULHOLLAND
-----------------------
Print Name: ROSEMARIE MULHOLLAND

                                            BORROWER:
                                            ABLE TELCOM HOLDING CORP., a Florida
                                            corporation

/S/SUSAN C. PILCHER
-------------------
Print Name: SUSAN C. PILCHER                By: /S/WILLIAM J. MERCURIO
                                            --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: PRESIDENT
/S/BARBARA E HUDSON
-------------------
Print Name: BARBARA E. HUDSON

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                            GUARANTORS:
                                            TRANSPORTATION SAFETY CONTRACTORS,
                                            INC., a Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
                                            --------------------------
Print Name: SUSAN C. PILCHER                Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                                            TRANSPORTATION SAFETY CONTRACTORS OF
                                            VIRGINIA, a Virginia corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name:  WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
---------------------
Print Name: BARBARA E. HUDSON

                                            ABLE COMMUNICATIONS SERVICES, INC.,
                                            formerly known as BCD
                                            COMMUNICATIONS, INC., a
                                            Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                                            TIPCO, INC., a Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                -----------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                            GUARANTORS:
                                            TELECOMMUNICATIONS SERVICES GROUP,
                                            INC., a Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN PILCHER                   --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                                            GUARANTORS
                                            TRAFFIC MANAGEMENT GROUP, INC., a
                                            Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                                            GEORGIA ELECTRIC COMPANY, a Georgia
                                            corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/WILLIAM J. MERCURIO
Print Name: SUAN C. PILCHER                 --------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN

/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON
                                            NEW SUBSIDIARIES:
                                            CABLE COMMUNICATIONS GROUP, INC., a
                                            Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/ WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                ---------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON
                                            COMMUNICATIONS DEVELOPMENT GROUP,
                                            INC., a Florida corporation

/S/SUSAN C. PILCHER
-------------------                         By: /S/ WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                ---------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                            NEW SUBSIDIARIES:
                                            ABLE WIRELESS, INC., a Florida
                                            corporation
/S/SUSAN C. PILCHER
-------------------                         By: /S/ WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                ---------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                                            NEUROTECHNOLOGY, INC., a Florida
                                            corporation
/S/SUSAN C. PILCHER
-------------------                         By: /S/ WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                ---------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON

                                            H.C. CONNELL, INC., a Florida
                                            corporation
/S/SUSAN C. PILCHER
-------------------                         By: /S/ WILLIAM J. MERCURIO
Print Name: SUSAN C. PILCHER                ---------------------------
                                            Print Name: WILLIAM J. MERCURIO
                                            Its: CHAIRMAN
/S/BARBARA E. HUDSON
--------------------
Print Name: BARBARA E. HUDSON


STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 30 day of OCTOBER 1996, by JEFFREY WOLFE as VICE PRESIDENT of SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association, on behalf of the bank. He/She is personally known to me or has produced _________________________ as identification.

                                          /s/ RUTH A. DARLING
                                          ------------------------------------
                                              RUTH A. DARLING... Printed Name:
                                                Notary Public
                                              ______________.....Commission No.:
                                               My Commission Expires:

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as PRESIDENT of ABLE TELCOM HOLDING CORP., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL/DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000


STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TRANSPORTATION SAFETY CONTRACTORS, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced _________________________ as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TRANSPORTATION SAFETY
CONTRACTORS OF VIRGINIA, INC., a Virginia corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of ABLE COMMUNICATIONS SERVICES, INC., formerly known as BCD COMMUNICATIONS, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TIPCO, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000



STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TELECOMMUNICATIONS SERVICES GROUP, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of TRAFFIC MANAGEMENT GROUP, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of GEORGIA ELECTRIC COMPANY, a Georgia corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of CABLE COMMUNICATIONS GROUP, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FULTON                    )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of COMMUNICATIONS DEVELOPMENT GROUP, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FLORIDA                   )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of ABLE WIRELESS, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF FLORIDA                    )
                                    )  SS:
COUNTY OF PALM BEACH                )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of NEUROTECHNOLOGY, INC., a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000

STATE OF GEORGIA                    )
                                    )  SS:
COUNTY OF FLORIDA                   )

        The foregoing instrument was acknowledged before me this 30TH day of OCTOBER, 1996, by WILLIAM J. MERCURIO as CHAIRMAN of H.C. CONNELL, a Florida corporation, on behalf of the corporation. He/She is personally known to me or has produced FL DL as identification.

                                     /S/SUSAN C. PILCHER
                                    ------------------------------------------
                                     SUSAN C. PILCHER....Printed Name:
                                      Notary Public
                                     ______________....Commission No.:
                                     My Commission Expires:  SEPTEMBER 16, 2000